 Oppenheimer AMT-Free Municipals
 Oppenheimer California Municipal Fund
 Oppenheimer New Jersey Municipal Fund
 Oppenheimer Pennsylvania Municipal Fund
 Oppenheimer Rochester National Municipals
 Rochester Fund Municipals

                        Prospectus Supplement dated January 23, 2007

This supplement amends the current Prospectus of each of the above-referenced Funds (each a
"Fund" and together the "Funds"), replaces the supplement dated January 19, 2007, and is in addition to any other supplement(s) to each Fund's current Prospectus.

For each of the Funds, the Prospectus is amended by adding the following information:

         The  Manager  is  currently   reevaluating  the  presentation  of  the  Fund's
   financial  statements  for  the  application  of  the  provisions  of  Statement  of
   Financial  Accounting  Standards No. 140 ("FAS 140"),  with respect to certain types of derivative securities,  commonly referred to as "inverse floaters," that are held in the Fund's  portfolio.  The  application  of the  provisions of FAS 140 entails a recharacterization  of a transaction  in which the Fund sells a municipal  bond to a trust to create an inverse floater as a "financing  transaction"  instead of a sale, for financial statement  presentation  purposes.  Although the Manager believes that the Fund's historical  accounting  treatment of inverse floaters has been consistent with  prevailing  mutual fund  industry  accounting  practices,  it is analyzing the impact of applying FAS 140 to the reporting and  presentation  of the Fund's inverse floaters in its financial statements,  including the Fund's Financial Highlights, as well as other  sections  of the  prospectus.  The  Manager  does not expect that the application of FAS 140 would result in any material  changes in the Fund's  reported net income,  past performance,  average annual total returns or net asset values per share.  However it does  anticipate  that by  treating  such  transactions  creating inverse floaters as financing  transactions,  the Fund would gross up its assets and liabilities in the Statement of Assets and  Liabilities to reflect the amount of the assets  transferred to such trusts and would include  certain  interest  payments to third parties from the trust as the Fund's  interest  expense.  That would  increase the Fund's stated Annual Fund  Operating  Expenses (and the Fund's stated income and its expense ratios).

January 23, 2007                                              PS0000.027